                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                          JOHN ADAMS LIFE CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                ALVIN S. MILDER
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                          JOHN ADAMS LIFE CORPORATION
                           11845 W. OLYMPIC BOULEVARD
                         LOS ANGELES, CALIFORNIA 90064


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


         The Annual Meeting of Shareholders of John Adams Life Corporation (the "Company") will be held at the Park Hyatt Hotel at Century City, 2151 Avenue of the Stars, Los Angeles, California, on June 6, 1996, at 11:00 a.m. for the following purposes:

                 l. To elect five directors to hold office until the next annual meeting or until their respective successors have been elected and qualified;

                 2. To ratify the Board of Directors' selection of Ernst & Young LLP as the Company's independent public accountants for the year ending December 31,1995; and

                 3. To consider and act upon such other matters as may properly come before meeting and any adjournment thereof.

         Only shareholders of record at the close of business on April 12, 1996, are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

         Whether or not you presently plan to attend the meeting in person, please date, sign and promptly return the enclosed proxy card. Your giving of such proxy does not preclude your right to vote in person if you attend the meeting. A postage prepaid return envelope is enclosed for your convenience in returning the signed proxy card.

         Your early attention to the proxy will be appreciated.

                                        By Order of the Board of Directors



                                                    Alvin S. Milder
                                                       Secretary


Los Angeles, California
April 30, l996

                          JOHN ADAMS LIFE CORPORATION
                           11845 W. OLYMPIC BOULEVARD
                         LOS ANGELES, CALIFORNIA 90064



                                PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of John Adams Life Corporation (the "Company") of proxies, including the enclosed proxy, for use at the Company's Annual Meeting of Shareholders to be held at the Park Hyatt Hotel, 2151 Avenue of the Stars, Los Angeles, California, at 11:00 a.m. on June 6, 1996, and at any adjournment thereof. A shareholder may revoke the proxy at will at any time prior to the voting of shares by voting in person at the Annual Meeting or, at any time before the exercise of the proxy, by filing with the Secretary of the Company a duly executed proxy bearing a later date or an instrument revoking the proxy.

         The approximate date on which this Proxy Statement and accompanying form of proxy is first being sent to shareholders is April 30, l996.

         On the matters coming before the Annual Meeting, shares for which proxies are received will be voted in accordance with choices specified by the shareholders by means of the ballot on the proxy. If no choice is specified, the shares will be voted for the election of the five nominees for director listed in this Proxy Statement and for the other matters set forth in the accompanying Notice of Annual Meeting. The Board of Directors knows of no matters to come before the Annual Meeting other than the matters referred to in this Proxy Statement. If, however, any matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote such proxies in accordance with their best judgment thereon.



                                     VOTING


         Only shareholders of record at the close of business on April 12, 1996, the record date for the Annual Meeting, are entitled to notice of and to vote at such meeting. On April 12, 1996, there were outstanding 2,864,700 shares of Common Stock which constituted all of the outstanding voting securities of the Company. Holders of record, on the record date, are entitled to one vote for each share held by them. However, with respect to the election of directors only, each shareholder may cumulate his or her votes with respect to candidates whose names have been placed in nomination prior to the vote if, but only if, any shareholder has given notice of his or her intention to cumulate his or her votes. In the event there is cumulative voting for directors, each shareholder (i) will have a number of votes equal to the number of directors to be elected (five) multiplied times the number of shares owned by that shareholder and (ii) may give all such votes to one nominee or divide such votes among the various nominees in any manner. The proxy solicited by the Board of Directors confers discretionary authority on the proxies to cumulate votes so as to elect the maximum number of nominees. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of the Common Stock of the Company is necessary to constitute a quorum for the transaction of business.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS


         Five directors are to be elected to hold office until the next Annual Meeting or until their successors are elected and qualified.

         It is the intention of the persons named in the enclosed proxy, unless otherwise specifically instructed, to vote the proxies received by them for the election of the nominees listed in the table below as directors of the Company. In the event that there should be cumulative voting in the election of directors, as set forth in this Proxy Statement under "Voting" above, it is the intention of such persons to distribute the votes represented by each proxy among such nominees in such proportion as they see fit, unless otherwise specifically instructed. Directors will be elected by a plurality of the holders of common stock entitled to vote at the Annual Meeting and present in person or by proxy.

         All nominees have consented to being named herein and have indicated their intention to serve if elected. If any nominee named below becomes unavailable for any reason or if any vacancy on the Company's Board of Directors should occur before the election, the shares represented by any proxy voting for that nominee will be voted for the person, if any, as may be designated by the Board of Directors to replace that nominee or to fill that vacancy on the Board. The Board has no reason to believe that any nominee will be unavailable or that any vacancy on the Board of Directors will occur. A director of the Company holds office until the next Annual Meeting of shareholders, or until his successor is elected and qualified. The nominees for director listed below were designated by the Board of Directors of the Company. The information with respect to each nominee is as supplied or confirmed by such nominee.

         The nominees for the Board of Directors, as set forth below, are all presently directors of the Company.


       NAME               AGE                 POSITION                               DIRECTOR SINCE
Benjamin A. DeMotto       63      Chairman of the Board of Directors,                     1976
                                  Chief Executive Officer, President and a
                                  Director of the Company

Nicholas Del Sesto        64      Executive Vice President and a Director                 1985
                                  of the Company

Alvin S. Milder           63      Vice President, General Counsel, Secretary              1984
                                  and a Director of the Company

Robert E. Adams           65      Director of the Company                                 1994

L.E. Chenault             76      Director of the Company                                 1993


         Benjamin A. DeMotto, Chairman of the Board of Directors, Chief Executive Officer, and President of the Company, has served in those capacities since January 1976. He is also Chief Executive Officer of Firingline Corporation. Mr. DeMotto has more than 35 years of experience in all phases of the life insurance business.

         Nicholas Del Sesto is the Executive Vice President of the Company and President of Firingline Corporation, positions he has held for more than five years. Mr. Del Sesto received his CLU designation in 1972 and has more than 35 years of experience in the life insurance business, primarily in the area of marketing.

         Alvin S. Milder is Vice President, General Counsel and Secretary of the Company and President of John Adams Life Insurance Company of America (since 1984). Mr. Milder has practiced law in California for more than 30 years.

         Robert E. Adams is a director of the Company and of John Adams Life Insurance Company of America. Mr. Adams was President and Chief Executive Officer of Frankona America Life Reassurance Company from June 1983 until his retirement in April 1994. Mr. Adams has over 35 years of experience in the life insurance business.

          L. E. Chenault is a director of the Company and of John Adams Life Insurance Company of America. Mr. Chenault has been a private investor for over five years and has broad business experience, primarily in the broadcast industry.


          SECURITY INTERESTS OF CERTAIN OWNERS AND MANAGEMENT

         The following table sets forth information available to the Company as of April 10, 1996, as to all shares of the Common Stock owned by (i) the persons known to the Company to be the beneficial owners of more than five percent of the Common Stock, (ii) directors and persons nominated to be directors of the Company, and (iii) all officers and directors of the Company as a group. The Company has only one outstanding class of equity securities, its Common Stock.

                                                              Amount and
                                                               Nature of
Name of Beneficial                                            Beneficial                 Percentage
     Owners                                                  Ownership(1)               Ownership(2)
- -------------------                                          ------------               ------------
         Benjamin A. DeMotto (3)                               1,530,000(4)(5)             50.8%
                 11845 W. Olympic Boulevard
                 Suite 905
                 Los Angeles, California  90064

         Nicholas Del Sesto (3)                                  501,000                   17.5%
                 11845 W. Olympic Boulevard
                 Suite 905
                 Los Angeles, California 90064

         Roger Adams and Joanne Evans Adams                      150,000                    5.2%
                 Co-Trustees of the Roger Adams and
                 Joanne Adams Living Trust
                 96 W. Fremont Place
                 Los Angeles, California 90005

         Patrick W. Hopper                                       244,843                    8.5%
                 350 E. Desert Inn C201
                 Las Vegas, Nevada 89109

         Alvin S. Milder (3)                                    60,000(6)                   2.1%
                 11845 W. Olympic Boulevard
                 Suite 905
                 Los Angeles, California 90064

         Robert E. Adams (3)                                    15,000(7)                   *
                 2 Wolcott Lane
                 Old Lyme, Connecticut   06371


         L.E. Chenault (3)                                      30,000(8)                   1.0%
                 17642 Sumiya Dr.
                 Encino, California 91316

         All officers, nominees, and directors of
                 the Company and its subsidiaries
                 as a group (5 persons)                      2,136,000(9)                  68.8%

- -------------
* Less than 1% of the class.


(1) Except as otherwise indicated in notes to the table, and subject to applicable community property laws and similar statutes, the persons listed as beneficial owners of shares have, to the best of the Company's knowledge, sole voting and investment power with respect to the shares.
(2) Percentages are stated to include exercisable stock options accounted for in the column listing Beneficial Ownership for those persons holding exercisable stock options.
(3)      Director of the Company.
(4) Includes 250,000 shares of restricted shares as to which Mr. DeMotto has no investment power and which were issued pursuant to his employment agreement with the Company.
(5) Includes options to purchase 150,000 shares, which are currently exercisable.
(6) Includes 3,000 shares owned by a retirement trust of which Mr. Milder is sole trustee and options to purchase 55,000 shares, which are currently exercisable.
(7) Includes options to purchase 15,000 shares, which are currently exercisable.
(8) Includes options to purchase 20,000 shares, which are currently exercisable.
(9) Includes options to purchase 240,000 shares, which are currently exercisable.



                  INFORMATION REGARDING THE BOARD OF DIRECTORS
                               AND ITS COMMITTEES

         The standing committees of the Board of Directors include the Audit Committee, the Compensation Committee and the Incentive Stock Option Committee. The Board of Directors does not have a nominating committee; this function is handled by the Executive Committee.

         AUDIT COMMITTEE. The Board of Directors has delegated certain of its authority to an Audit Committee. This Committee makes recommendations to the Board of Directors concerning the selection of the Company's independent accountants, discusses with such accountants their plans for the annual audits of the Company and its subsidiaries and approves such plans, reviews with management the fees to be charged by the independent accountants, reviews with the independent accountants and with management the scope and results of the accountants' reports, and reviews and monitors the implementation of suggestions made by the independent accountants. The Audit Committee is currently comprised of Messrs. Adams, Chenault and DeMotto. The Audit Committee had one meeting during the fiscal year ended December 31, 1995.

         COMPENSATION COMMITTEE. The Compensation Committee makes recommendations to the Board of Directors with respect to the compensation and benefits to be paid to certain officers. The current members of this committee are Messrs. Adams and Chenault. The members of the Compensation Committee held one meeting during the fiscal year that ended December 31, 1995.

         EXECUTIVE COMMITTEE. The functions of a nominating committee are handled by the Company's Executive Committee. Except for certain powers which, under California law and under the Company's Bylaws may be exercised by only the full Board of Directors, the Executive Committee may exercise all powers and authority of the Board of Directors in the management of the business of the Company. The Committee, currently comprised of Messrs. DelSesto, DeMotto and Milder, communicated frequently and held one meeting during the fiscal year ended December 31, 1995. This Committee recommends nominees for election to the Board of Directors and other Committees of the Board. The Committee will consider a nominee for election to the Board recommended by a shareholder if the shareholder submits the nomination to the Company. Any such nomination must be sent as set forth below in this Proxy Statement under "Shareholder Proposals." The request must include all information relating to the proposed nominee required by law to be disclosed in solicitations of proxies for election of directors.

         STOCK OPTION COMMITTEE. The Board of Directors has delegated certain of its authority to a Stock Option Committee, which is responsible for the granting of options under the Company's 1990 Stock Option Plan. The Committee, currently comprised of Messrs. Adams and Chenault, held one meeting during the fiscal year ended December 31, 1995.

         DIRECTORS MEETINGS. The Board of Directors communicated frequently during the fiscal year ended December 31, 1995, and held five formal meetings. Mr. Adams was unable to attend two of the five meetings of the Board held in 1995; he attended both meetings of the committees on which he served in 1995. All other directors attended at least 75% of the aggregate of (1) the total number of meetings of the Board of Directors held during the period; and (2) the total number of meetings held by all committees of the Board on which he served during the period.

           COMPLIANCE WITH SECTION 16 (a) OF THE SECURITIES EXCHANGE ACT

         Section 16 (a) of the Securities Exchange Act of 1934 requires that the Company's directors and executive officers and persons who own more than ten percent of the Company's Common Stock file with the Securities and Exchange Commission initial reports of ownership and reports of changes in their ownership of the Company's Common Stock. Executive officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16 (a) forms they file. Based upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that its officers, directors, and greater than ten-percent beneficial owners were in compliance with all applicable Section 16 (a) filing requirements; except that, at the date of this proxy statement, the Company has not received any
Section 16(a) forms from Carl Bray since his employment with the Company and term as director terminated in June 1995.

                             EXECUTIVE COMPENSATION

         The Securities and Exchange Commission has promulgated new rules significantly revising the disclosure requirements regarding executive compensation. The following table and notes set forth information regarding compensation paid or accrued for services rendered in all capacities to the Company by executives of the Company whose total annual salary and bonus exceeded $100,000 for the fiscal year ended December 31, 1995.

                           SUMMARY COMPENSATION TABLE


                                                                                LONG TERM
NAME AND                                                                       COMPENSATION
PRINCIPAL                                               OTHER ANNUAL              AWARDS
POSITION                     YEAR      SALARY($)     COMPENSATION($)(1)      OPTIONS/SARs(#)
- --------                     ----      ---------     ------------------      ---------------
Benjamin A. DeMotto          1995       229,431            2,459
Chief Executive              1994       194,105            2,884                 150,000
Officer                      1993       176,830            4,595

(1) These amounts represent commissions paid to Mr. DeMotto in accordance with the Company's regular commission schedule on policies purchased by him or his immediate family.

(2) At December 31, 1995, Mr. DeMotto held 250,000 shares of restricted stock having a value of $140,750 based on a $.563 per share bid price as reported on the OTC Bulletin Board on December 31, 1995. These restricted shares were awarded to Mr. De Motto in 1991. Dividends are paid on all restricted stock to the same extent as any other shares of the Company's common stock. The Company has not paid any dividends on its common stock. In 1994, Mr. De Motto was granted options to purchase 150,000 share of the Company's common stock under the terms of his employment agreement (see "Employment Contracts").

                              Employment Contracts

         The Company entered into an employment agreement with its Chief Executive Officer, Benjamin A. DeMotto, in 1994 upon the expiration of his 1991 employment agreement. The new agreement, which became effective July 1, 1994, is for a five-year term. The agreement provides for a base compensation of $210,000 per year and for incentive compensation based upon the attainment of goals. The 1994 employment agreement also provides for a grant of options to Mr. De Motto on July 1, 1994, for 150,000 shares of the Company's common stock. The agreement may be terminated for cause by the Company, and by Mr. De Motto in the event of a material breach of the agreement by the Company or in the event of a merger or transfer of substantially all of the assets of the Company. In the event of a change of control, the agreement remains binding on the Company and any successor. During the 1991 fiscal year, Mr. DeMotto was granted 250,000 shares of the Company's common stock under the terms of his 1991 employment agreement; these shares are restricted stock and will not vest until July 1, 1996, except for earlier vesting of the restricted stock on a pro rata basis in the event of the death or disability of Mr. DeMotto or his termination for cause. If the agreement is terminated by Mr. DeMotto because of the Company's material breach, all of the restricted stock will vest as of the date of such termination.

                           Compensation of Directors

         The directors who are not officers or employees of the Company are currently compensated for services as directors at the rate of $500 for each meeting of the Board of Directors attended. In addition, in 1990 the Company established a Non-Employee Director Stock Option Plan. Pursuant to such plan, non-employee directors receive options of 10,000 shares of the Company's common stock at the time of his or her initial election or appointment to the Board and additional options of 5,000 shares of the Company's common stock each time he or she is re-elected as a non-employee member of the Board. During 1995, the Company made no other payments to directors with respect to participation on the Board or Board committees.

                              CERTAIN TRANSACTIONS

         The Company's officers, directors and key employees have in the past and may in the future purchase insurance policies issued by the Company in the normal course of its business. Those officers of the Company who are duly licensed agents are paid commissions in accordance with the Company's regular commission schedule on policies purchased by such officers and members of their immediate families (see "Executive Compensation").

                                 PROPOSAL NO. 2

           RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The Board of Directors, subject to ratification by the shareholders, has appointed Ernst & Young LLP as the Company's independent accountants for the fiscal year ending December 31, 1995. The persons named in the accompanying form of proxy intend to vote proxies in such form to ratify the appointment.
If the appointment is not ratified, or if Ernst & Young LLP declines to act or becomes incapable of action, or if its employment is discontinued, the Board will appoint public accountants whose continued employment after the next Annual Meeting of Shareholders shall be subject to ratification by shareholders. Representatives of Ernst & Young LLP are expected to be available at the Annual Meeting and will have an opportunity to make a statement, if they so desire, and to respond to appropriate questions raised.

                 SHAREHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

Shareholders who wish to have their proposals considered for inclusion in the Company's Proxy Statement for the 1997 Annual Meeting should deliver such proposals in writing to the Company at 11845 W. Olympic Boulevard, Suite 905, Los Angeles, California 90064, Attention: Secretary. Such proposals must be received by the Company at the foregoing address no later than March 1, 1997, to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to that Meeting.

                            EXPENSES OF SOLICITATION

The expense of printing and mailing proxy material will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers and other employees of the Company by personal interview, telephone, telefax or other types of communication. No additional compensation will be paid for such solicitation. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of Common Stock held in their names. The Company will reimburse such persons for their reasonable expenses in forwarding solicitation material to such beneficial owners.

                  AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

THE COMPANY WILL FURNISH WITHOUT CHARGE TO SHAREHOLDERS A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. REQUESTS MUST BE IN WRITING AND SHOULD BE ADDRESSED TO THE COMPANY AT 11845 W. OLYMPIC BOULEVARD, SUITE 905, LOS ANGELES, CALIFORNIA 90064, ATTENTION: SECRETARY.

                                 OTHER MATTERS

The Board of Directors is not aware of any other matter that may be presented for action at the Annual Meeting, other than the matters set forth herein. In the event any other matter requiring a vote of the shareholders should arise, it is intended that the proxy holders, given discretionary authority in the proxies, will vote the proxies in a manner which they deem, in their judgment, to be in the best interests of the Company.

You are urged to vote the accompanying proxy and sign, date and return it in the enclosed envelope at your earliest convenience, whether or not you presently plan to attend the meeting in person.



                                        By Order of the Board of Directors



                                        Alvin S. Milder
                                        Secretary
Los Angeles, California
April 30, 1996

PROXY                    JOHN ADAMS LIFE CORPORATION
                          11845 W. Olympic Boulevard
                        Los Angeles, California 90064

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned hereby appoints Benjamin A. DeMotto, Nicholas Del Sesto and Alvin S. Milder as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of John Adams Life Corporation which the undersigned is entitled to vote at the annual meeting of shareholders to be held on June 6, 1996, or any adjournment thereof.

1.  ELECTION OF DIRECTORS

    [ ] FOR all nominees listed below          [ ] WITHHOLD AUTHORITY to vote
        (except as marked to the                   for all nominees listed
        contrary below)                            below

             Robert E. Adams, L.E. Chenault, Nicholas Del Sesto,
                     Benjamin A. DeMotto, Alvin S. Milder

   (INSTRUCTIONS: To withhold authority to vote for any individual nominee write that nominee's name on the space provided bleow.)

   -----------------------------------------------------------------------

2. TO RATIFY THE BOARD OF DIRECTORS' SELECTION OF ERNST & YOUNG LLP as the independent public accountants of the Company.

                  [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

          (Continued, and to be signed and dated, on the other side)

- -------------------------------------------------------------------------------


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.

    IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR THE ABOVE PROPOSALS.


                                        Dated: ______________________, 1996

                                        ___________________________________
                                        Signature

                                        ___________________________________
                                        Signature, if held jointly
                                        Please sign exactly as name appears
                                        below. When Shares are held by joint
                                        tenants, both should sign. When
                                        signing as attorney, as executor,
                                        administrator, trustee or guardian,
                                        please give full title as such. If a
                                        corporation, please sign in full
                                        corporate name by President or other
                                        authorized officer. If a partnership,
                                        please sign in parternship name by
                                        authorized person.

                                        PLEASE MARK, SIGN, DATE AND
                                        RETURN THE PROXY CARD PROMPTLY
                                        USING THE ENCLOSED ENVELOPE.